MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (this "***Agreement***") is entered into effective as of December 27, 2019 by and between The SRT Parties (as defined below) and Glenborough Properties, LLC, a Delaware limited liability company ("***Purchaser***"). The SRT Parties and Purchaser are sometimes referred to herein individually as a "***Party***" and collectively as the "***Parties***."

RECITAL

SRT SGO, LLC, a Delaware limited liability company ("SRT SGO") owns a 19% membership interest in SGO Retail Acquisitions Venture, LLC ("SGO Venture"). SRT TRS, LLC, a Delaware limited liability company ("SRT TRS") owns a 10% Category A membership interest in SGO MN Retail Acquisitions Venture, LLC ("SGO MN Venture"). SRT SGO MN, LLC, a Delaware limited liability company ("SRT SGO MN") owns a 10% Category B membership interest in SGO MN Venture. SRT SGO, SRT TRS and SRT SGO MN (collectively "Seller") desire to sell and transfer all of their respective rights, title and interest in and to the membership interest described above (the "Purchased Assets"), and Purchaser desires to purchase and acquire the Purchased Assets, on the terms and subject to the conditions specified in this Agreement.

In connection with the activities of SGO Venture and SGO MN Venture, those entities entered into loan transactions with Bank of America, N.A., a national banking association ("BofA"). The SGO Venture loan was originally entered into as of March 11, 2015 and as amended to date shall be referred to herein as the "SGO Loan". The SGO MN Venture Loan was originally entered into as of September 30, 2015, and as amended to date shall be referred to herein as the "SGO MN Loan", and together with the SGO Loan as the "Loans". In connection with each of the Loans, Strategic Realty Trust, Inc., a Maryland corporation ("SRT"), a parent of SRT SGO and SRT SGO MN, entered into a Limited Guaranty Agreement in favor of BofA, and property level Environmental Indemnity Agreements for each of the properties securing the Loans (the "Guaranties" and the "Indemnities"). SRT, SRT SGO, SRT TRS and SRT SGO MN shall be defined herein as the "SRT Parties".

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

AGREEMENT

1. **Purchase and Sale.**

(a) **SGO Interests.** Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from SRT SGO, and SRT SGO agrees to sell, assign, convey and transfer to Purchaser, as of the Closing Date, all of its rights, title and interest in and to its 19% membership interest in SGO Venture.

(B) **SGO MN Category A Interests.** Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from SRT TRS, and SRT TRS agrees to sell, assign, convey and transfer to Purchaser, as of the Closing Date, all of its rights, title and interest in and to its 10% Category A membership interest in SGO MN Venture.

(C) **SGO MN Category B Interests.** Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from SRT SGO MN, and SRT SGO MN agrees to sell, assign, convey and transfer to Purchaser, as of the Closing Date, all of its rights, title and interest in and to its 10% Category B membership interest in SGO MN Venture.

3. **Purchase Price.** Purchaser agrees that, subject to the terms and conditions of this Agreement, and in full consideration for the aforesaid sale, transfer, conveyance and assignment of the Purchased Assets to Purchaser, Purchaser shall deliver the sum of $4,200,000 by wire transfer to the account of SRT on the effective date of this Agreement.

4. ***No Representation and Warranties by SRT Parties.*** PURCHASER, FOR ITSELF, ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, ACKNOWLEDGES THAT NO SRT PARTY HAS MADE ANY ORAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTEES WHATSOEVER TO PURCHASER, WHETHER EXPRESS OR IMPLIED, REGARDING THE MEMBERSHIP INTERESTS, THE JOINT VENTURES OR THEIR UNDERLYING ASSETS AND BUSINESS. PURCHASER AGREES TO ACCEPT THE MEMBERSHIP INTERESTS "**AS IS, WHERE-IS, AND WITH ALL FAULTS**" IN THEIR CONDITION. Purchaser acknowledges that it has not relied upon any representations or warranties by any SRT Party and has entered into this Agreement after having made and relied solely on its own independent investigation, inspections, analyses, appraisals and evaluations of facts and circumstances.

5. ***The Loans.*** SRT has executed the Guaranties and the Indemnities in favor of BofA in connection with the Loans. No approval of BofA is needed for the transfer of Membership Interests contemplated herein, and the SRT Parties acknowledge and agree that neither such lender consent nor a release from the Guaranties and Indemnities is a condition to closing. Purchaser will reasonably cooperate with SRT after Closing to request that BofA release SRT from any future accruing liability under the Guaranties and Indemnities, and in connection with that request, Purchaser will agree to execute substitute guaranties and indemnities on similar terms and conditions as the existing guaranties and indemnities. Pending such release, SRT shall use its reasonable efforts to comply with its obligations under the terms of the Loans as relate to the Guaranties and Indemnities, including without limitation maintenance of a minimum tangible net worth and unencumbered liquid assets, and any ongoing reporting requirements related thereto, and shall not revoke or otherwise impair the Guaranties or Indemnities.

6. ***Oaktree Approvals.*** It shall be a condition to closing that the Oaktree affiliated member of each of the SGO Venture and the SGO MN Venture approve in writing the transfer of the Purchased Assets and further approve Purchaser as a substitute owner of the Purchased Assets.

7. ***Closing and Post Closing Costs.*** The parties hereto shall each be responsible for their respective legal fees and costs associated with negotiations of this Membership Interest Purchase Agreement and the transactions contemplated thereunder. Any fairness opinion obtained by the SRT Parties related to these transactions shall be at its sole cost and expense. Any fees, costs or expenses incurred in connection with the efforts to release/substitute the existing Guaranties and Indemnities, incurred either by the borrowers, or any guarantors or indemnitors or

as charged by BofA shall be borne by SRT. Any expenses charged by the joint ventures and/or the Oaktree member in connection with the approval of this transaction shall be borne by SRT.

8. Miscellaneous.

(a) **Specific Performance.** Each Party's obligation under this Agreement is unique. If any Party should default in its obligations under this Agreement, the Parties acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting party or parties, in addition to any other available rights or remedies, may sue in equity for specific performance, and the Parties each expressly waive the defense that a remedy in damages will be adequate.

(b) **Successors and Assigns.** The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(c) **Governing Law.** This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(d) **Counterparts.** This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

(e) **Headings.** The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) **Severability.** If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

(g) **Entire Agreement.** This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties are expressly canceled.

(h) **Amendments and Waivers.** Any term of this Agreement may be amended or waived only with the written consent of the SRT Parties and Purchaser. Any amendment or waiver effected in accordance with this Paragraph shall be binding upon the SRT Parties and Purchaser and their respective successors in interest.

(i) **Assignment.** This Agreement may not be assigned by any SRT Party without the prior written consent of the Purchaser. This Agreement may not be assigned by Purchaser without the written consent of each SRT Party.

(k) **Further Assurances.** From time to time hereafter and without further consideration, each of the Parties shall execute and deliver such additional or further instruments of conveyance, assignment and transfer and take such actions as any of the other Parties may reasonably request in order to more effectively consummate the transactions contemplated by this Agreement or as shall be reasonably necessary or appropriate in connection with the carrying out of the Parties' respective obligations or the purposes thereof.

Signature Page Follows

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above. Delivery of an executed copy of this Agreement by pdf, facsimile or other reliable means shall be deemed to be as effective for all purposes as the delivery of an original executed copy.

"SRT PARTIES"

STRATEGIC REALTY TRUST, INC.
a Maryland Corporation

By: [signature]

Name: G LEE BURNS

Title: VP

SRT SGO, LLC
a Delaware limited liability company

By: [signature]

Name: G LEE BURNS

Title: SVP

SRT SGO MN, LLC
a Delaware limited liability company

By: [signature]

Name: G LEE BURNS

Title: SVP

SRT TRS, LLC
a Delaware limited liability company

By: [signature]

Name: G LEE BURNS

Title: SVP

"PURCHASER"

GLENBOROUGH PROPERTY PARTNERS, LLC,
a Delaware limited liability company

By: [signature]

Name: ANDREW BATINOVICH

Title: PRESIDENT

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